                                                                   EXHIBIT 10.24

         FIRST AMENDMENT TO SECOND AMENDED AND RESTATED LOAN AGREEMENT
         -------------------------------------------------------------


     This First Amendment to Second Amended and Restated Loan Agreement is made as of this 31st day of July, 1996 by and among:

     CABLE DESIGN TECHNOLOGIES CORPORATION, a Delaware corporation (the "Parent"); and

     CABLE DESIGN TECHNOLOGIES, INC., a Washington corporation and wholly owned subsidiary of Parent (the "US Borrower"); and

     NORDX/CDT, INC., a corporation incorporated under the federal laws of Canada (the "CAN Borrower");

     The LENDERS and other financial institutions parties hereto (individually, a "Lender" and collectively, the "Lenders"); and

     THE FIRST NATIONAL BANK OF BOSTON, BANQUE PARIBAS, CHICAGO BRANCH, PARIBAS BANK OF CANADA, BANK OF AMERICA ILLINOIS AND BANK OF AMERICA CANADA, as Agents for the Lenders (in such capacity, the "Agents")

in consideration of the mutual covenants herein contained and the benefits to be derived herefrom.

                              W I T N E S S E T H:
                              -------------------

     WHEREAS, on February 5, 1996, the Parent, the US Borrower, the CAN Borrower, the Lenders and the Agents entered into a Second Amended and Restated Credit Agreement pursuant to which revolving credit and term loan facilities were established in favor of the US Borrower and the CAN Borrower; and

     WHEREAS, the parties desire to amend the Agreement on the terms set forth herein.

     NOW, THEREFORE, it is hereby agreed as follows:

     1. All capitalized terms used herein and not otherwise defined shall have the same meaning herein as in the Agreement.

     2. The definition of "CAN Borrowing Base" is hereby amended by adding the following after the words "and its Subsidiaries" appearing in clause (b) in the fifth line of such definition:

         "and Nordx/CDT Corp."

     3. The definition of "US Borrowing Base" is hereby amended by adding the following after the words "and its Domestic

Subsidiaries" appearing in clause (b) in the fifth line of such definition:

     "(other than Nordx/CDT Corp.)"

     4. The definition of "Discretionary Capex" is hereby amended by adding the following new subparagraphs at the end thereof:

     "and (e) in a sum not to exceed US$865,000.00 for the purchase of certain wire and cable machinery from American Telephone and Telegraph Company; and
     (f) in a sum not to exceed US$2,750,000.00 for the purchase or lease of a building for Raydex/CDT's operations in Littleborough, England."

     5. The provisions of Section 12.1(a) of the Agreement are hereby amended by deleting the following language which appears immediately after "(B)" on page 105 of the Agreement:

     "a report of sales and operating profit by division or operating unit; and
(C)"

     6. The provisions of Section 12.1(l) of the Agreement are hereby amended by

     o adding the following at the end of each of clauses (i) and (ii) thereof:

                provided, however, that for the Fiscal Year commencing August 1, 1996 only, such forecast shall be furnished not later than September 30, 1996;

     o deleting the words "a projection of the sales and operating profit by division and operating unit and" appearing in clause (iii) thereof.

     7. The provisions of Section 12.17 of the Agreement are hereby deleted in their entirety.

     8. The provisions of (S)13.1 of the Agreement are hereby amended by deleting the number .025 appearing in the "Amount" column for each "Period", and substituting in its stead the number .030.

     9. The provisions of (S)13.2 of the Agreement are hereby amended by adding the following new subparagraph:

         "(g) Liens upon any Real Estate or machinery and equipment of any Domestic Subsidiary which is an Acquired

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     Person, which Liens secure DS Assumed Debt and were outstanding at the time of the Acquisition."

     10. The provisions of (S)13.3(i) of the Agreement are hereby amended by adding the words "(including letters of credit)" immediately after the word "lines" appearing as the first word in the second line thereof.

     11. The provisions of (S)13.4(f) of the Agreement are hereby amended by adding the following at the end thereof:

     "and Investments of CDT International in the stock of the CAN Borrower evidenced by the contribution of cash and property described in Schedule 13.4(f) hereof;"

     12. The provisions of (S)13.4(p) of the Agreement are hereby amended by adding the following at the end thereof:

     ", other than Investments of property described in Schedule   13.4(f)
     hereof;"

     13. The provisions of (S)13.4(g) of the Agreement are hereby amended by adding the following at the end thereof:

     "and Investments by the Parent or the US Borrower in Noslo Limited evidenced by the contribution of the capital stock of NEK Kabel AB to Noslo Limited;"


     14. The provisions of (S)13.5 of the Agreement are hereby amended by adding the following new subparagraphs:

     "(m) any transfer of assets from the Parent to the US Borrower or the US Borrower to any Domestic Subsidiary, or the CAN Borrower to any of the CAN Borrower's Subsidiaries;

      (n) the transfer by the US Borrower or the Parent of the capital stock of NEK Kabel AB to Noslo Limited;

      (o) the transfer of the capital stock of Noslo Limited from the Parent to CDT International."

     15. Schedule 15.1(d) to the Agreement is hereby amended by deleting NEK Kabel AB as a Subsidiary of CDT International and including it as a Subsidiary of Noslo Limited.

     16. The Agreement is hereby amended by adding thereto Schedule 13.4(f) in the form annexed hereto.

     17. The Agents and the Lenders acknowledge and agree that the stock of NEK Kabel AB is not considered a "material portion

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of the Collateral" for purposes of clause (ii) to the sixth provision of
(S)16.2(c) of the Agreement.


     18. Except as provided herein, all terms and conditions of the Agreement remain in full force and effect.

     IN WITNESS WHEREOF, the parties have hereunto set their hands and seals as of the date first above written.


                                             CABLE DESIGN TECHNOLOGIES
                                             CORPORATION

                                             By:      /s/Kenneth O. Hale
                                                      ----------------------

                                             Name:    Kenneth O. Hale

                                             Title:   Vice President


                                             CABLE DESIGN TECHNOLOGIES,
                                             INC.

                                             By:      /s/Kenneth O. Hale
                                                      ----------------------

                                             Name:    Kenneth O. Hale

                                             Title:   Vice President


                                             NORDX/CDT, INC.

                                             By:      /s/Kenneth O. Hale
                                                      ----------------------

                                             Name:    Kenneth O. Hale

                                             Title:   Vice President


                                             THE FIRST NATIONAL BANK OF
                                             BOSTON, AS AGENT AND US LENDER

                                             By:      /s/Maura C. Wadlinger
                                                      ----------------------

                                             Name:    Maura C. Wadlinger

                                             Title:   Vice President

                                            BANQUE PARIBAS, CHICAGO
                                            BRANCH, AS AGENT AND US LENDER

                                            By:      /s/Mark A. Radzik
                                                     ---------------------

                                            Name:    Mark A. Radzik

                                            Title:   Vice President



                                            PARIBAS BANK OF CANADA, AS
                                            AGENT AND CAN LENDER

                                            By:      /s/Michael Gosselin
                                                     ----------------------

                                            Name:    Michael Gesselin

                                            Title:   Vice President


                                            BANK OF AMERICA ILLINOIS, AS
                                            AGENT AND US LENDER

                                            By:      /s/Sandra S. Ober
                                                     ---------------------

                                            Name:    Sandra S. Ober

                                            Title:   Vice President


                                            BANK OF AMERICA CANADA, AS
                                            AGENT AND CAN LENDER

                                            By:      /s/Stephen Baker
                                                     --------------------

                                            Name:    Stephen Baker

                                            Title:   Vice President


                                            FLEET NATIONAL BANK, AS US
                                            LENDER

                                            By:      /s/Mark A. Siegel
                                                     ---------------------

                                            Name:    Mark A. Siegel

                                            Title:   Assist. Vice President

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                                              GIRO-CREDIT BANK, AS US LENDER

                                              By:    /s/Timothy Dailender
                                                     ---------------------
                                                     /s/John Redding
                                                     -----------------

                                              Name: Timonthy Dailender/
                                                    John Redding

                                              Title: Asst. Vice President
                                                     Vice President


                                              THE BANK OF NOVA SCOTIA, AS
                                              CAN LENDER

                                              By:    /s/F. Carone
                                                     ----------------

                                              Name:  F. Carone

                                              Title: Account Manager


                                              HARRIS TRUST AND SAVINGS BANK,
                                              AS US LENDER

                                              By:    /s/John M. Dillon
                                                     ------------------

                                              Name:  John M. Dillon

                                              Title: Vice President


                                              BANK OF MONTREAL, AS CAN
                                              LENDER

                                              By:    /s/Lester Fernandes
                                                     ----------------------

                                              Name:  Lester Fernandes

                                              Title: Managing Director


                                              LaSALLE NATIONAL BANK, AS US
                                              LENDER

                                              By:
                                                     ----------------------
                                              Name:
                                                     ----------------------
                                              Title:
                                                     ----------------------

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                                              ABN-AMRO BANK OF CANADA, AS
                                              CAN LENDER

                                              By: /s/R. Dupuis
                                                  -------------
                                                  /s/B. Marchand
                                                  ---------------

                                              Name:  R. Dupuis
                                                     B. Marchand

                                              Title: Vice President
                                                     Assistant Vice President


                                              MELLON BANK, N.A., AS US LENDER

                                              By:    /s/Mark T. Latterner
                                                     -----------------------

                                              Name:  Mark T. Lutterner

                                              Title: Assist. Vice President


                                              MELLON BANK (CANADA), AS CAN
                                              LENDER

                                              By:    /s/Joseph L. Cavanaugh
                                                     ----------------------

                                              Name:  Joseph L. Cavanaugh

                                              Title: Vice President


                                              NATIONAL BANK OF CANADA, AS US
                                              LENDER

                                              By:    /s/Donald P. Haddad
                                                     -----------------------

                                              Name:  Donald P. Haddad

                                              Title: Vice President

                                              NATIONAL BANK OF CANADA, AS CAN
                                              LENDER

                                              By:    /s/William Goseland
                                                     --------------------

                                              Name:  William Goseland

                                              Title: Manager


131634.5

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